UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under sec.240.14a-12

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Westinghouse Air Brake Technologies Corporation

1001 Air Brake Avenue, Wilmerding, Pennsylvania, 15148

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, May 12, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/wab

This is not a form for voting or a proxy. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and which contain important information. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To vote your Shares you must vote on the Internet or request a set of proxy materials to receive a proxy card.
Westinghouse Air Brake Technologies Corporation	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2010 to facilitate timely delivery.
If you wish to attend and vote at the meeting, please bring this notice and identification with you.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
	Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688)
	Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/wab

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Westinghouse Air Brake Technologies Corporation Stockholder:

The 2010 Annual Meeting of Stockholders of Westinghouse Air Brake Technologies Corporation (the “Company”) will be held at The Duquesne Club, 325 Sixth Avenue, Pittsburgh, Pennsylvania 15222, on Wednesday, May 12, 2010, at 11:30 a.m. (Eastern Time).

Proposals to be considered at the Annual Meeting:

(1)

Election of the following three persons to serve as directors for a three year term expiring at the 2013 Annual

Meeting of Stockholders:   01 Robert J. Brooks

                        02 William E. Kassling

                        03 Albert J. Neupaver

(2)	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2010 fiscal year.

Management recommends a vote “FOR” Item 1 and Item 2.

The Board of Directors has fixed the close of business on March 17, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	g	i

69756

Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. For directions to the Annual Meeting please call 412-825-1000.

Meeting Location:

The Duquesne Club

325 Sixth Avenue

Pittsburgh, PA 15222

The following Proxy Materials are available for you to review online:

•	the Company’s 2010 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/wab

The Proxy Materials for Westinghouse Air Brake Technologies Corporation are available to review at:

http://www.proxyvoting.com/wab

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote

Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

69756